EXHIBIT 99.4

March 19, 2018

iMine Corporation

8520 Allison Pointe Blvd Ste. 223 #87928

Indianapolis, Indiana 46250

Attn: Daniel Tsai, Chief Executive Officer

Re: Consulting Agreement

This Consulting Agreement (this “Agreement”) confirms the understanding and agreement between iMine Corporation, a Nevada corporation (the “Company”), and Iconic Private Equity Partners (“Consultant”), as follows:

1. The Company hereby engages Consultant to provide advice and services concerning the Company’s business planning, financial strategy, financial strategy implementation, corporate structure as well as services relating to the Company’s filings with regulatory agencies, including the Securities and Exchange Commission (“Services”) in connection with the Company’s business development, financing and acquisition transactions, as the case may be. Consultant shall provide the Services in such form, manner and place as Consultant shall reasonably determine. Consultant and the Company agree that Danny Chan may perform the Services on behalf of Consultant.

2. Consultant agrees to perform the Services, on and subject to the terms of this Agreement. For the avoidance of doubt, it is agreed and understood that the Services shall not include, and under no circumstances shall Consultant render, any services relating to the raising of funds or any other services for which registration with the United States Securities and Exchange Commission, FINRA or any state securities commission or body is required.

3. As compensation for the Services, the Company shall pay to Consultant (i) $150,000, which shall be paid through the issuance of 7,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, with a value of $0.02 per share, which Shares shall be issued as soon as practical after the execution of this Agreement, and Consultant’s rights to the Shares shall vest immediately and shall be deemed fully earned and vested on the date of this Agreement, and (ii) the sum of $70,588, representing the federal income tax on the value of the Shares plus the tax on such amount, using a federal income tax rate of 32%. Such payment shall be made to Consultant during 2018 in a timely manner to enable Consultant to make any required estimated tax payments. To the extent that the Company is required to make a withholding tax payment, the amount of such withholding tax payment shall reduce the amount due to Consultant pursuant to this Section 3(a)(ii). Consultant understands that the Shares are restricted securities, as defined by Rule 144 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”). Consultant is acquiring the Shares for its own account for investment and not with a view to the sale or distribution thereof, and that Consultant understands that the Shares may not be sold except pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, that Consultant has no registration rights with respect to the Shares and that the certificates for the Shares will bear the Company’s standard investment legend.

4. The term of Consultant’s engagement hereunder commences on the date of this Agreement and ends on March 31, 2019 (the “Term”).

5. The Company shall reimburse Consultant, upon request, for its reasonable expenses (including, without limitation, travel expenses and professional fees) incurred in connection with its engagement hereunder. Consultant agrees not to incur reimbursable expenses on behalf of the Company of more than $1,000 with respect to any single expense item or related expense items without prior approval by the Company.

6. Consultant will keep confidential all material non-public information provided to it by or on behalf of the Company which is clearly marked as confidential (“Confidential Information”), and Consultant will not disclose Confidential Information to any third party, other than to its employees and Consultants that are involved in providing Services pursuant to this Agreement, or without a signed non-disclosure agreement in form and substance reasonably acceptable to the Company or without the prior written permission of the Company; provided, however, that the provisions of this Section 6 shall not apply to any information which

(a) Is or becomes available to the public other than as a result of disclosure by Consultant in violation of this Agreement, or

(b) Was independently developed by Consultant or on his behalf without reference to any Confidential Information of the Company, or

(c) Was disclosed to Consultant or any of its representatives by a person who, to Consultant’s knowledge, was not under a legal or contractual obligation of confidentiality to the Company, or

(d) Is already in the possession of Consultant or any of its representatives.

The provisions of this Section 6 shall continue in full force and effect during the term of this Agreement and for a period of one year thereafter.

7. Nothing in this Agreement shall be construed in any manner to prevent, restrict or bar Consultant from rendering services, including, but not limited to, services of the type provided by Consultant pursuant to this Agreement, for, or on behalf of, persons, firms, or corporations other than the Company, including businesses which may offer goods and services similar to those provided by the Company or which otherwise compete with the Company.

8. The Company represents that any information concerning the Company which is provided by or on behalf of the Company shall be true and correct in all material respects and shall not contain any misstatement of a material fact or the omission of any fact necessary to make the information provided not misleading.

9. The Company and Consultant agree to the indemnification and other provisions set forth in Exhibit I attached hereto and incorporated by reference herein. The provisions of Exhibit I shall survive the termination of this Agreement, the completion of the Services and the consummation of any Transaction.

10. This Agreement may not be modified or amended nor may any right be waived except by a written instrument which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver in the case of a waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by either party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances. The failure of any party to exercise any right under this Agreement will not operate as a waiver of such right.

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11. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested or by telecopier (if telecopier number is provided) or email or other method of electronic communications (collectively, “electronic communication”). Notices shall be deemed to have been received on the date of delivery or attempted delivery; provided that notice by electronic communication shall only be deemed given if receipt is acknowledged. Notices shall be sent to the parties at the addresses set forth on the signature page of this Agreement to the attention of the person who executed this Agreement on behalf of such party. Either party may, by like notice, change the address, person, telecopier number or email to which notice shall be sent.

12. This Company and Consultant agree that any dispute or claim, whether based on contract, tort, discrimination, retaliation, or otherwise, relating to, arising from, or connected in any manner with this Agreement and the Services shall be resolved exclusively through final and binding arbitration under the rules then obtaining of the American Arbitration Association. The arbitration shall be held in Indianapolis County in the State of Indiana. There shall be three arbitrators: one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator. Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties. The arbitrators shall have jurisdiction to determine any claim, including the arbitrability of any claim, submitted to them. The arbitrators may grant any relief authorized by law for any properly established claim. The arbitrators shall have no authority to modify any provision of this Agreement.

13. In all matters relating to this Agreement, Consultant and the Company shall act as independent contractors, neither shall be the employee, joint venturer, partner or agent of the other, and each shall assume any and all liability for its own acts. Neither Consultant, on the one hand, or the Company, on the other hand, shall have any authority to assume or create obligations, express or implied, on behalf of the other party or any subsidiary or affiliate of the other party, and neither party shall have any authority to represent the other party as its agent, employee, partner or in any other capacity.

14. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provisions of this Agreement, which will remain in full force and effect.

15. This Agreement shall inure to the benefit of the parties hereto, their heirs, administrators and successors in interest.

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16. This Agreement may be executed in more than one counterpart, each of which will be deemed to be an original, or by facsimile or electronic signature, and all such counterparts together will constitute but one and the same instrument; provided, that if this Agreement is delivered by electronic means, the party signing this Agreement shall promptly deliver a manually signed agreement to the other party.

If the foregoing correctly sets forth the understanding and agreement between you and Consultant, please so indicate in the space provided for that purpose below, whereupon this letter will constitute a binding agreement as of the date hereof.

AGREED TO AND ACCEPTED

This 19th day of March, 2018

ICONIC PRIVATE EQUITY PARTNERS 8th Floor, Asia Standard Tower, Nos. 59-65 Queen’s Road Central, Hong Kong E-mail: ec@icpep.com By: /s/ Elliott Choi Elliott Choi, Managing Director

IMINE CORPORATION 8520 Allison Pointe Blvd Ste. 223 #87928 Indianapolis, Indiana 46250 Email: danielt@iminecorp.com By: /s/ Daniel Tsai Daniel Tsai, Chief Executive Officer

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Exhibit I

Indemnification

The Company agrees to indemnify and hold harmless Consultant and its affiliates and their respective officers, directors, partners, employees, agents, counsel and controlling persons (Consultant and each such person being an “Indemnified Party”), from and against any losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable law, or otherwise, which relate to or arise in any manner out of any Services being provided by Consultant, including any breach of the representations of the Company contained in the agreement of which this Exhibit I forms a part (the “Agreement”), all of the foregoing being collectively referred to as the “Matters,” and will promptly reimburse each Indemnified Party for all reasonable expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company. Notwithstanding the foregoing, the Company shall not be liable under the foregoing to the extent that any loss, claim, damage, liability or expense is found by a final judgment by a court of competent jurisdiction to have resulted solely from Consultant’s gross negligence or willful conduct.

The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to, arising out of, or in connection with, any Matters, the engagement of Consultant pursuant to, or the performance by Consultant of the Services contemplated by, the Agreement, except to the extent any loss, claim, damage, liability if found in a final judgment by a court of competent jurisdiction to have resulted solely from Consultant’s gross negligence or willful conduct.

In connection with any legal action commenced against an Indemnified Party relating to any Matters as to which any Indemnified Party seeks indemnification pursuant to this Exhibit I, the Indemnified Party shall notify the Company with reasonable promptness; provided, however, that any failure by an Indemnified Party to promptly notify the Company shall not relieve the Company from its obligations hereunder, unless and to the extent the Company has been prejudiced by such failure. The Indemnified Parties shall have the right to retain one counsel of their own choice to represent them, and the Company shall pay the reasonable fees and expenses of such counsel, which fees shall be advanced as reasonably requested by such counsel; and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company.

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If the indemnification of an Indemnified Party provided for this letter agreement is for any reason held unenforceable, although otherwise applicable in accordance with its terms, the Company agrees to contribute to the losses, claims, damages and liabilities for which such indemnification is held unenforceable (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Consultant, on the other hand, of any Matter (whether or not the Matter is consummated) or (ii) if (but only if) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and Consultant, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and Consultant of any contemplated Matter (whether or not such Matter is consummated) shall be deemed to be in the same proportion that the total value paid or received or to be paid or received by the Company as a result of or in connection with any Matter, bears to the fees paid or to be paid to Consultant under the Agreement; provided, however, that, to the extent permitted by applicable law, in no event shall the Indemnified Parties be required to contribute an aggregate amount in excess of the aggregate fees actually received by Consultant under the Agreement. In no event shall the liability of Consultant exceed the lesser of $25,000 or the compensation actually received by the Company pursuant to the Agreement.

The Company agrees that it will not, without the prior written consent of Consultant, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification may be sought hereunder (whether or not Consultant or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of Consultant and each other Indemnified Party hereunder from all liability arising out of such claim, action or proceeding.

If Consultant or any other Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company in which such party is not named as a defendant, the Company will reimburse Consultant for all reasonable expenses incurred in connection with such party’s appearing and preparing to appear as such a witness, including, without limitation, the fees and disbursements of its legal counsel.

The provisions of this Exhibit I shall continue to apply and shall remain in full force and effect regardless of any modification or termination of the Agreement or the completion of Consultant’s services thereunder.

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